Basis of Presentation and Significant Accounting Policies (Policies)	6 Months Ended
Jun. 30, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Consolidation, Policy [Policy Text Block]
Principles of Consolidation
The accompanying condensed consolidated financial statements include the accounts of Western and our subsidiaries. We own 100% of NTI's general partner and, subsequent to the Merger, we own 100% of the limited partner interest in NTI. We own a 60.8% limited partner interest in WNRL and 100% of WNRL's general partner. As the general partner of WNRL, we have the ability to direct the activities of WNRL that most significantly impact their respective economic performance. We have reported a non-controlling interest for WNRL as of June 30, 2016 of $418.8 million and non-controlling interests for NTI and WNRL of $1,646.6 million as of December 31, 2015 in our Condensed Consolidated Balance Sheets.

Consolidation, Variable Interest Entity, Policy [Policy Text Block]
Variable Interest Entity
WNRL is a variable interest entity ("VIE") as defined under GAAP. A VIE is a legal entity whose equity owners do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support or, as a group, the equity holders lack the power, through voting rights, to direct the activities that most significantly impact the entity's financial performance, the obligation to absorb the entity's expected losses or rights to expected residual returns. As the general partner of WNRL, we have the sole ability to direct the activities of WNRL that most significantly impact WNRL's financial performance, and therefore we consolidate WNRL. See Note 22, WNRL, for further discussion.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and Other Unamortizable Intangible Assets
Goodwill represents the excess of the purchase price (cost) over the fair value of the net assets acquired and is carried at cost. We do not amortize goodwill for financial reporting purposes. We test goodwill for impairment at the reporting unit level. The reporting unit or units used to evaluate and measure goodwill for impairment are determined primarily from the manner in which the business is managed. Our policy is to test goodwill and other unamortizable intangible assets for impairment annually at June 30, or more frequently if indications of impairment exist.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates and Seasonality
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Demand for gasoline is generally higher during the summer months than during the winter months. As a result, our operating results for the first and fourth calendar quarters are generally lower than those for the second and third calendar quarters of each year. During 2014, 2015 and continuing into 2016, the volatility in crude oil prices and refining margins contributed to the variability of our results of operations.

Inventory, Policy [Policy Text Block]
We value our refinery inventories of crude oil, other raw materials and asphalt at the lower of cost or market under the LIFO valuation method. Other than refined products inventories held by WNRL and our retail segment, refined products inventories are valued under the LIFO valuation method. WNRL's wholesale refined product, lubricants and related inventories are valued using the FIFO inventory valuation method. Our retail segment refined product inventory is valued using the FIFO inventory valuation method. Retail merchandise inventory is valued using the retail inventory method.